                       Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                SEPTEMBER 5, 1996



                          KENT ELECTRONICS CORPORATION
                          (Exact name of registrant as
                            specified in its charter)



    TEXAS                           0-14643                         74-1763541
(State or other                   (Commission                      (IRS Employer
jurisdiction of                   File Number)                   Identification
incorporation)                                                        Number)



                                7433 HARWIN DRIVE
                              HOUSTON, TEXAS 77036
                    (Address of principal executive offices)


                                 (713) 780-7770
                         (Registrant's telephone number,
                              including area code)
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ITEM 5.  OTHER EVENTS

     On September 5, 1996, the registrant issued the press release filed as an exhibit to this current report announcing its expected second quarter financial results for the fiscal quarter ending September 28, 1996. In addition, the press release announces certain planned cost reductions and makes certain forward-looking statements for the third and fourth quarters of the fiscal year ending March 29, 1997. The attached press release is incorporated herein by reference.


   All forward-looking statements in the press release were made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and assumptions made by the registrant with respect to such forward-looking statements are set forth in the press release.

ITEM 7.  EXHIBITS

     Exhibit 20               Press Release dated September 5, 1996


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  KENT ELECTRONICS CORPORATION



Dated: September 24, 1996         By:       /s/  STEPHEN J. CHAPKO
                                      ---------------------------------------
                                      Stephen J. Chapko
                                      Vice President, Teasurer and Secretary
















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